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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                                October 17, 1996



            NATIONAL RURAL UTILITIES COOPERATIVE FINANCE CORPORATION
             (Exact name of registrant as specified in its charter)


   District of Columbia             l-7102                    52-0891669
   --------------------             ------                    ----------
  (state or other juris-          (Commission             (I.R.S. Employer
 diction of incorporation)        File Number)          (Identification No.)


 Woodland Park, 2201 Cooperative Way, Herndon, VA                   22071-3025
 ------------------------------------------------                   ----------
  (Address of principal executive offices)                          (Zip Code)


Registrant's telephone number, including area code:  (703)709-6700
                                                     -------------

        -------------------------------------------------------------
        (Former name or former address, if changed since last report)



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Item 7.       Financial Statements, Pro Forma Financial
              Information and Exhibits.

         (c)  Exhibits

              The following exhibits are filed herewith:

         4.1 Indenture dated as of October 15, 1996 between the registrant and Mellon Bank, N.A.

         4.2 Form of Global Certificate for the 8% Quarterly Income Capital Securities (Subordinated Deferrable Interest Debentures Due 2045).

         8.   Opinion and consent of Milbank, Tweed, Hadley & McCloy.


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                                   SIGNATURES


                 Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NATIONAL RURAL UTILITIES COOPERATIVE
                                              FINANCE CORPORATION



                                              /s/ STEVEN L. LILLY
                                           -------------------------------
                                           Steven L. Lilly
                                           Senior Vice President and
                                             Chief Financial Officer
                                             (Principal Financial Officer)


Dated: October 28, 1996


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                                 EXHIBIT INDEX

Exhibit No.                        Description


         4.1 Indenture dated as of October 15, 1996 between the registrant and Mellon Bank, N.A.

         4.2 Form of Global Certificate for the 8% Quarterly Income Capital Securities (Subordinated Deferrable Interest Debentures Due 2045).

         8.   Opinion and consent of Milbank, Tweed, Hadley & McCloy.